UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

6200 The Corners Parkway, Suite 150, Norcross, GA 30092

(Address of principal executive offices) (Zip code)

Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 678-533-7850

Date of fiscal year end: 4/30

Date of reporting period: 10/31/2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
Item 2. Code of Ethics.
Item 3. Audit Committee Financial Expert.
Items 4. Principal Accountant Fees and Services.
Items 5. Audit Committee Listed Registrants.
Items 6. [Reserved]
Items 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Items 8. [Reserved]
Item 9. Controls and Procedures.
ITEM 10. Exhibits.
SIGNATURES
EX-99.302CERT SECTION 302 CERTIFICATIONS
EX-99.906CERT SECTION 906 CERTIFICATIONS

Item 1. Reports to Stockholders.

Investment Adviser C&O Funds Advisor, Inc. 6200 The Corners Parkway Suite 150 Norcross, Georgia 30092 (800) 237-7073	Market Opportunity Fund	Shareholder Accounts c/o Integrated Fund Services, Inc. P.O. Box 5354 Cincinnati, Ohio 45201-5354 (800) 467-7903

Semi-Annual Report to Shareholders

Dear Fellow Shareholder:	December 22, 2003

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) fell -3.05% in the 6-month period ended October 31, 2003. For the 12-month period ended October 31, 2003, the Fund has declined -5.96%. And, since commencement of active management on August 24, 1992 through October 31, 2003, the Fund has generated a 12.51% average annual return while maintaining a low market risk profile and with little reliance upon the movement of the stock market (see pages 3, 4 and 5). Of course, past performance is no guarantee of future results.

Since we began actively managing the Fund on August 24, 1992, the Fund’s price movements have had a very low correlation (2.54%) with the price movements of the S&P 500 with Income index (S&P 500). The Fund’s beta (a measure of volatility) is -0.08. An S&P 500 index fund has a 100% correlation to the market and a beta of 1.00. The Fund’s lack of correlation to the market indicates that its performance is not attributable to that of the index — in essence, the Fund has been generating its performance under its own power. (Statistical computations by Ned Davis Research, Inc.)

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. We use active asset allocation — the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to replace the borrowed securities in the future at a lower price), bonds and cash equivalents — to manage exposure to market risk (the risk that the broad market declines, taking good companies down with it). Short positions are taken with the intent of making money when those stocks we judge to be overvalued fall. Importantly, one of the risks of a long / short (or hedged) investment approach is that the Fund may lose money in a rising stock market since short positions generally decline in value as the market rises. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk (the risk that a stock underperforms due to company-specific reasons). An investment in the Fund involves many other risks in addition to those mentioned above. For a complete discussion of these risks, please request a copy of the Fund’s Prospectus by calling (800) 237-7073. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

Six Months in Review

This review period has been frustrating for many reasons. First and foremost, I am not happy with our results. From October 9, 2002 through October 31, 2003 the Fund lost -8.68%. While that drawdown (high to low valuation) is not as severe as the Fund’s -13.24% decline between April 12, 1999 and November 23, 1999, it is nonetheless painful. To gain perspective on the decline, we asked Ned Davis Research, Inc. to look at the Fund’s 10 worst drawdowns, as well as those of the S&P 500 and NASDAQ Composite indices from August 24, 1992 through October 31, 2003. The results were interesting: the average decline for the Fund’s 10 worst declines was -8.01%; the average S&P 500 decline was -15.15%; and the average NASDAQ decline was -21.39%. While those figures don’t justify our performance, they do highlight our desire to protect downside volatility.

A second source of frustration has been what I can best describe as the abandonment of fundamentals in security pricing. Over the course of the past six months the Fund’s longs have done well, rising 20.02%, versus an increase of 15.55% for the S&P 500. But the shorts have gotten killed, declining -24.35%. We’ve been shorting stocks with incredibly negative fundamentals, some of which we believed were technically bankrupt entities. But we’ve been swimming against a tide of liquidity — stimulus generated by the Fed and Washington. Fundamentally, we continue to believe that severe excesses in the financial system remain, which put the securities markets very much at risk. However, we have been mistaken in thinking these risks were likely to manifest themselves in stocks this year. While we look back to understand what happened, we are squarely focused on the future. Stock fundamentals drive stock prices in the long term, so fundamentals and markets will inevitably re-connect. At present we are controlling risk by keeping a fairly defensive posture.

Outlook

Money supply growth (a measure of liquidity), which peaked on June 18, 2003, is decelerating, or growing more slowly. The Fed’s stimulus engine is now in neutral, so the market may become more honest with itself given the lack of super charging.

Longer-term we maintain a bearish outlook, the principal reason being the many risks associated with the mountains of debt that consumers, companies and the government have amassed. We believe a future bear market may eventually be triggered by a shock to the financial system, and the potential catalysts are many: the burgeoning twin trade and budget deficits, the declining dollar, stresses in the government-sponsored enterprise mortgage markets, and last, but not least, Fed action. If the economy heats up and inflation pressures build, the Fed may raise interest rates, making the weight of the debt bubble harder to shoulder. If the economy fails to gain traction or deflation concerns arise, the Fed still has room to lower rates more. We already have negative real (inflation-adjusted) interest rates, which means it costs money to hold cash. That’s the Fed’s way of pushing savers into more risky asset classes, by making cash trash.

I’m a firm believer that managers should invest side-by-side with investors, and as one of the Fund’s largest individual shareholders, rest assured that I am acutely aware of your concerns. On behalf of all of us at Caldwell & Orkin, I thank you for your continued support.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

P.S.	In light of the recent tumult which has hit the mutual fund industry, I want you to know that the Caldwell & Orkin Market Opportunity Fund does not encourage or condone market timing of the Fund’s shares, and has systems in place designed to prevent such activity. Further, the Fund does not allow illegal late trading. On December 10, 2003 we prepared a document for the Fund’s Board of Directors entitled “Governance and Management Integrity Procedures” which details what we have done, and continue to do, to put shareholder interests first. A copy of that document is available to you by calling us at 1-800-237-7073. You may also request a copy via e-mail at COFUNDS@AOL.COM. Finally, in a proactive move, independent Board member Frederick T. Blumer will assume the role of Chairman of the Board of Directors effective January 1, 2004.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATISTICAL RISK PROFILE 8/31/1992 — 10/31/2003

Ten Worst S&P 500 with Income Days

Date	C&O MOF	S&P 500	Variance

10/27/97	-1.60%	-6.89%	5.29%
08/31/98	0.42	-6.79	7.21
04/14/00	1.81	-5.82	7.63	The Caldwell & Orkin
09/17/01	1.16	-4.92	6.08	Market Opportunity Fund
03/12/01	0.05	-4.31	4.36	outperformed the S&P
09/03/02	0.79	-4.15	4.94	500 with Income on all
08/27/98	-0.19	-3.83	3.64	ten of the ten worst days,
01/04/00	0.27	-3.83	4.10	and was positive on
07/19/02	-0.05	-3.83	3.78	seven of the ten days.
08/04/98	0.10	-3.62	3.72

Ten Worst S&P 500 with Income Weeks

Week Ending	C&O MOF	S&P 500	Variance

09/21/01	1.63%	-11.57%	13.20%
04/14/00	4.51	-10.52	15.03
07/19/02	0.65	-7.96	8.61	The Caldwell & Orkin
07/12/02	1.01	-6.81	7.82	Market Opportunity Fund
03/16/01	0.05	-6.69	6.74	outperformed the S&P
10/15/99	2.86	-6.61	9.47	500 with Income in all ten
01/28/00	0.27	-5.61	5.88	of the ten worst weeks,
09/04/98	0.33	-5.15	5.48	and was positive all ten of
08/28/98	0.65	-4.98	5.63	those weeks.
09/20/02	1.89	-4.96	6.85

Ten Worst S&P 500 with Income Months

Month	C&O MOF	S&P 500	Variance

August 1998	3.12%	-14.46%	17.58%
September 2002	2.10	-10.86	12.96
February 2001	4.78	-9.13	13.91	The Caldwell & Orkin
September 2001	3.29	-8.06	11.35	Market Opportunity Fund
November 2000	6.92	-7.91	14.83	outperformed the S&P
July 2002	1.23	-7.76	8.99	500 with Income in all ten
June 2002	0.53	-7.12	7.65	of the ten worst months,
March 2001	0.40	-6.31	6.71	and was positive all ten of
August 2001	0.86	-6.30	7.16	those months.
April 2002	2.21	-6.03	8.24

	C&O MOF	S&P 500

Correlation Coefficient	2.54%	100.0%
Beta	-0.08	1.00
Sharpe Ratio	1.00	0.44
Semi-Variance	0.18	0.53

Performance During the Last Three Market Downturns of 10% or More

	C&O MOF	S&P 500

November 27, 2002 through March 11, 2003	2.19%	-14.28%
August 22, 2002 through October 9, 2002	3.94%	-19.12%
January 4, 2002 through July 23, 2002	2.93%	-31.42%

Short selling began May 2, 1994. Past performance is no guarantee of future results.
Computations by Ned Davis Research, Inc.

Caldwell & Orkin Market Opportunity Fund
Total Return Performance Summary Through October 31, 20031

		C&O Market	S&P 500
Fiscal		Opportunity	with Income
Year Ended		Fund	Index[2]

1991		1.25%	0.57%
1992	[3]	11.96%	14.07%
1993	*	15.09%	9.23%
1993	**	21.09%	9.28%
1994		16.48%	5.30%
1995		-2.28%	17.40%
1996		31.80%	30.18%
1997		23.24%	25.11%
1998		25.77%	41.02%
1999		19.43%	21.80%
2000		-0.02%	10.09%
2001		11.43%	-12.97%
2002		1.88%	-12.65%
2003		1.12%	-13.35%
Six months ended 10/31/2003		-3.05%	15.55%
Twelve months ended 10/31/2003		-5.96%	20.71%
Since 8/24/92	[4]	274.18%	216.70%

Average Annual Return

One Year	-5.96%	20.71%
Three Years	1.06%	-8.38%
Five Years	3.13%	0.49%
Ten Years	10.46%	10.40%
Since 8/24/92[4]	12.51%	10.85%

Net Asset Allocation

April 30, 2003	October 31, 2003

Common Stock Sold Short represents the market value, excluding margin requirements.

[1]	Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.

[2]	The S&P 500 with Income index (“S&P 500”) is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees o expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund’s future performance, but we expect that our investment strategy, which includes the use of short sales will cause the Fund’s performance to fluctutate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines

[3]	Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding

[4]	Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth wit a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively manage and indexed to the largest 100 over-the-counter (OTC) stocks.

*	For the full fiscal year ending April 30, 1993.

**	From August 24, 1992 through April 30, 1993 — the portion of the year using the Caldwell & Orkin’s active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

Caldwell & Orkin Market Opportunity Fund Versus S&P 500 with Income Index
Since Commencement of Active Style of Investment Management
Results of a Hypothetical $10,000 Investment
August 24, 1992 through October 31, 2003

Past performance is no guarantee of future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
October 31, 2003 (Unaudited)

			Market
		Shares	Value

COMMON STOCK (LONG POSITIONS)	20.53%
Banks — Super Regional	1.19%
Suntrust Banks Inc.		48,700	$3,266,309
Building — Heavy Construction	0.44%
Chicago Bridge & Iron Co.		44,000	1,199,000
Computer — Data Storage	0.66%
EMC Corp.*		131,400	1,818,576
Computer — Networking	0.57%
Polycom Inc.*		78,700	1,576,361
Computer Software — Design	0.46%
Autodesk Inc.		65,700	1,264,725
Computer Software — Security	0.42%
Netscreen Technologies*		43,300	1,152,646
Diversified Operations	0.62%
Berkshire Hathaway Cl B*		657	1,706,886
Elec. — Semiconductor Manufacturing	0.96%
Genesis Microchip Inc.*		87,500	1,450,750
Marvell Technology Group*		26,900	1,180,103
Electrical — Equipment	0.52%
American Power Conversion Corp.		71,300	1,442,399
Finance — Savings & Loan	0.39%
Golden West Financial Corp.		10,600	1,064,558
Financial Services — Misc	1.44%
American Express Co.		84,300	3,956,199
Insurance — Accident & Health	0.65%
Conseco Inc.*		88,400	1,803,360
Internet — E-Commerce	0.30%
Ameritrade Holding Corp. — Cl A*		60,700	827,948
Machinery — General Industrial	0.39%
Dover Corp.		27,800	1,084,756

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
October 31, 2003 (Unaudited)

		Shares	Market Value

Media — Cable / Satellite TV	0.71%
Echostar Communications*		51,000	$1,954,320
Medical — Biomed / Biotech	0.72%
Angiotech Pharmaceutical*		31,400	1,435,922
Medarex Inc.*		77,500	554,125
Medical — Products	0.21%
Boston Scientific Corp.*		8,600	582,392
Medical — Systems / Equipment	0.81%
Varian Medical Systems		34,900	2,231,506
Metal Ores — Gold / Silver	2.08%
AngloGold Limited Ads		10,300	397,992
Gold Fields Limited ADR		58,800	842,016
Goldcorp Inc.		193,500	3,036,015
Newmont Mining Corp.		32,900	1,440,362
Oil & Gas — Drilling	0.43%
Noble Corp.*		34,500	1,184,385
Pollution Control — Services	1.13%
Republic Services Inc.		133,400	3,101,550
Retail — Clothing / Shoe	0.30%
Mens Wearhouse Inc.*		28,000	824,880
Retail / Wholesale — Building Products	1.89%
Home Depot Inc.		140,400	5,204,628
Telecom — Equipment	0.35%
Verso Technologies Inc.*		248,200	963,016
Telcom — Fiber Optics	0.03%
Finisar Corporation*		24,700	76,570
Telcom — Wireless Equipment	1.02%
Andrew Corp.*		63,317	828,186
Powerwave Tech Inc.*		303,500	1,975,785
Telcom — Wireless Services	0.45%
American Tower Corp. Cl A*		106,000	1,229,600
Transportation — Airline	0.33%
AirTran Holdings Inc.*		56,600	917,486

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
October 31, 2003 (Unaudited)

			Market
		Shares	Value

Transportation — Services	0.41%
Expeditors International Washington Inc.		30,300	$1,137,462
Utility — Electric Power	0.65%
Allegheny Energy Inc.*		170,900	1,808,122

Total Common Stocks (Held Long)	20.53%
(Cost $51,549,631)			$56,520,896

		Principal	Market
		Amount	Value

Corporate Bonds	4.02%
Nortel Networks 6.125% due 02/15/2006		6,731,000	$6,890,861
Corning Inc. 6.300% due 03/01/2009		4,193,000	4,172,035

Total Corporate Bonds	4.02%
(Cost $9,938,088)			$11,062,896

U.S. Government & Agency Obligations	25.11%
U.S. Treasury Bills due 12/04/2003		69,202,000	$69,147,746

(Cost $69,150,752)
Total Investment in Securities (Cost $130,638,471)	49.66%		$136,731,538
Other Assets Less Liabilities	50.34%		138,618,523

Total Net Assets	100.00%		$275,350,061

*	Non-income producing security

At October 31, 2003, the cost of securities for federal tax purposes was $138,068,222.

Unrealized appreciation and depreciation of securities were as follows:

Gross unrealized appreciation	$6,194,603
Gross unrealized depreciation	(531,286)

Net unrealized appreciation	$5,663,317

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
October 31, 2003 (Unaudited)

			Market
		Shares	Value

COMMON STOCK (SHORT POSITIONS)	(22.72)%
Banks — Super Regional	(2.12)%
Amsouth Bancorporation		(37,200)	$(878,664)
BB&T Corp.		(58,100)	(2,246,727)
Comerica Inc.		(5,200)	(267,696)
Fifth Third Bancorp		(27,900)	(1,617,084)
National City Corp.		(25,700)	(839,362)
Beverages — Alcoholic	(0.72)%
Adolph Coors Co. Cl B		(35,200)	(1,972,960)
Building — Hand Tools	(0.22)%
Black & Decker Corp.		(12,700)	(607,187)
Building — Residential / Commercial	(0.32)%
Beazer Homes USA Inc.		(5,300)	(527,350)
KB Home		(5,200)	(356,148)
Elec. — Semiconductor Equipment	(0.96)%
Cabot Microelectronics		(7,700)	(438,900)
Novellus Systems Inc.		(53,200)	(2,196,628)
Elec — Semiconductor Manufacturing	(0.04)%
Micron Technology Inc.		(6,900)	(98,946)
Exchange — Traded Funds	(4.90)%
NASDAQ-100 Shares		(324,700)	(11,435,934)
S&P 500 Depositary Receipt		(19,600)	(2,064,664)
Finance — Mortgage & Related Services	(0.58)%
Fannie Mae		(22,300)	(1,598,687)
Finance — REIT	(0.64)%
Annaly Mortgage Mgmt		(87,300)	(1,426,482)
Impac Mortgage Holdings Inc.		(23,200)	(349,160)
Finance — Savings & Loan	(1.33)%
New York Community Bancorp Inc.		(24,700)	(894,140)
Washington Mutual Inc.		(63,500)	(2,778,125)
Financial Services — Misc	(0.69)%
H&R Block Inc.		(40,600)	(1,911,854)
Insurance — Diversified	(0.51)%
American International Group		(22,900)	(1,393,007)
Insurance — Property / Casualty / Title	(0.40)%
MGIC Investment Corp.		(21,600)	(1,108,296)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS — (Continued)
October 31, 2003 (Unaudited)

		Shares	Market Value
Leisure — Movies & Related	(0.94)%
Avid Technology Inc.		(19,800)	$(1,024,452)
Pixar Inc.		(22,800)	(1,568,868)
Leisure — Products	(0.31)%
Harley Davidson Inc.		(17,900)	(848,639)
Leisure — Toys / Games / Hobby	(0.19)%
Marvel Enterprises Inc.		(17,400)	(512,430)
Medical — Biomed / Biotech	(1.67)%
Amylin Pharmaceuticals		(53,500)	(1,462,155)
Martek Biosciences Corp.		(31,200)	(1,510,392)
Neurocrine Biosciences		(34,500)	(1,615,635)
Medical — Ethical Drugs	(0.43)%
Biovail Corporation		(49,500)	(1,190,475)
Medical — Genetics	(1.25)%
Affymetrix Inc.		(134,100)	(3,436,983)
Medical — Products	(0.50)%
Advanced Neuromodulation		(33,500)	(1,373,500)
Oil & Gas — Transport / Pipeline	(0.61)%
Kinder Morgan Inc.		(31,200)	(1,670,760)
Retail — Restaurants	(0.53)%
Outback Steakhouse Inc.		(34,900)	(1,465,800)
Retail — Super / Mini Markets	(2.06)%
Albertsons Inc.		(228,100)	(4,628,149)
Safeway Inc.		(50,000)	(1,055,000)
Telecom — Services	(0.80)%
AT&T Corp.		(118,300)	(2,199,197)

Total Securities Sold Short (Proceeds $60,997,315)	(22.72)%		$(62,570,436)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2003 (Unaudited)

ASSETS
Investments, at value (cost $130,638,471)	$136,731,538
Cash	199,868,576
Deposits with brokers for securities sold short	84,574,026
Receivables:
Investment securities sold	10,741,023
Interest and dividends	233,853
Capital shares sold	264,552
Prepaid Insurance	13,095
Other assets	15,220

Total Assets	432,441,883

LIABILITIES
Securities sold short, not yet purchased (proceeds $60,997,315)	62,570,436
Payables
Investment securities purchased	93,567,699
Capital shares redeemed	619,821
Investment advisory fee	193,993
Dividends payable	136,945
Accrued expenses and other	2,928

Total Liabilities	157,091,822

Total Net Assets	$275,350,061

NET ASSETS
Accumulated net investment loss	$(691,344)
Accumulated net realized loss on investments	(19,488,100)
Net unrealized appreciation of investments	4,336,386
Paid-in capital applicable to 15,764,465 shares outstanding; par value $0.10 per share; 30,000,000 shares authorized	291,193,119

$275,350,061

NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE	$17.47

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF OPERATIONS
Six months ended October 31, 2003 (Unaudited)

INVESTMENT INCOME
Interest	$1,457,773
Dividends	130,848

Total investment income	1,588,621

EXPENSES
Investment advisory fees	1,201,241
Dividend expense on securities sold short	850,596
Transfer agent fees	20,967
Professional fees	55,314
Directors’ fees and expenses	29,368
Shareholder report printing	15,471
Custodian fees	17,641
Legal fees	37,531
Blue sky servicing fees	27,416
Insurance expense	17,679
Other	6,741

Total expenses	2,279,965

Net investment income (loss)	(691,344)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,302,000)
Change in unrealized depreciation	(5,185,036)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(8,487,036)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,178,380)

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2003	Year Ended
	(Unaudited)	April 30, 2003

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(691,344)	$(154,926)
Net realized gain (loss) from investments	(3,302,000)	7,266,096
Net change unrealized appreciation (depreciation) on investments	(5,185,036)	(5,751,507)

Net increase (decrease) in net assets resulting from operations	(9,178,380)	1,359,663

Distributions to shareholders
Net investment income	—	(560,647)
Net realized gains on investments	—	(11,426,093)

Net distributions to shareholders	—	(11,986,740)

Capital share transactions
Net proceeds from sale of shares	41,438,883	104,223,452
Distributions reinvested in shares	—	11,370,945
Cost of shares redeemed	(54,803,626)	(56,687,520)

Net increase (decrease) in net assets resulting from capital share transactions	(13,364,743)	58,906,877

INCREASE (DECREASE) IN NET ASSETS	(22,543,123)	48,279,800
Net Assets
Beginning of period	297,893,184	249,613,384

End of period (including undistributed net investment Income/(loss) of $(691,344) and $0, respectively)	$275,350,061	$297,893,184

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended		Years Ended April 30,
	October 31, 2003
	(Unaudited)		2003	2002	2001	2000	1999

Net asset value, beginning of period	$18.02		$18.61	$20.86	$19.57	$21.12	$18.68

Income (loss) from investment operations
Net investment income (loss)	(0.04)		(0.01)	0.25	0.89	1.06	0.53
Net realized and unrealized gain (loss) on investments	(0.51)		0.24	0.16	1.38	(1.17)	3.08

Total from investment operations	(0.55)		0.23	0.41	2.27	(0.11)	3.61

Less distributions
From net investment income	0.00		(0.04)	(1.18)	(0.98)	(0.06)	(0.42)
From net realized gain on investments	0.00		(0.78)	(1.48)	0.00	(1.38)	(0.75)

Total distributions	0.00		(0.82)	(2.66)	(0.98)	(1.44)	(1.17)

Net asset value, end of period	$17.47		$18.02	$18.61	$20.86	$19.57	$21.12

Total Return	(3.05	)%+	1.12%	1.88%	11.43%	(0.02)%	19.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$275,350		$297,893	$249,613	$246,566	$215,189	$397,036
Ratios to average net assets:
Expenses before dividends on securities sold short	0.95	%*	0.92%	0.91%	1.02%	0.92%	0.89%
Expenses from dividends sold short	0.57	%*	0.49%	0.31%	0.34%	0.48%	0.49%

Total expenses	1.52	%*	1.41%	1.22%	1.36%	1.40%	1.38%
Net investment income (loss)	(0.46)	%*	(0.06)%	1.18%	4.52%	3.53%	3.21%
Portfolio turnover	454	%+	915%	451%	580%	392%	378%

*	Annualized

+	Not annualized

The accompanying notes are an integral part of the financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2003 (Unaudited)

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date preceding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

Securities Transactions And Related Investment Income

Securities transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

Cash

The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

Income Taxes

As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Reclassification of Capital Accounts

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended April 30, 2003, the Fund increased accumulated net investment income by $357,811 and decreased paid-in capital by the same amount as a result of a net operating loss and other reclassifications. Net assets were not affected by this change.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2003 (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS WITH THE ADVISER AND DISTRIBUTOR

The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the “Adviser”) pursuant to the which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The management agreement provides that the Adviser is responsible for the actual management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets

.90%	Up to $100 million
.80%	In excess of $100 million but not greater than $200 million
.70%	In excess of $200 million but not greater than $300 million
.60%	In excess of $300 million but not greater than $500 million
.50%	In excess of $500 million

The Adviser has agreed to reimburse the Fund to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, dividend expense, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund’s average daily net assets. No such reimbursement was required for the year ended April 30, 2003.

The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the “Distributor”) pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the Fund’s shares. The Distributor does not charge the Fund for these services.

C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund’s transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2003 (Unaudited)

3. INVESTMENT PORTFOLIO TRANSACTIONS

Investment Purchases and Sales

For the six months ended October 31, 2003, purchases of investments and proceeds from sales of investments (excluding securities sold short and short-term investments) totaled $621,984,426 and $621,382,068, respectively.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At October 31, 2003, the Fund had 23% of its total net assets in short positions.

For the six months ended October 31, 2003, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $392,121,533 and $334,041,368, respectively.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS — (Continued)
October 31, 2003 (Unaudited)

4. DISTRIBUTIONS TO SHAREHOLDERS

On December 16, 2002, a distribution of $0.821 per share was declared. The distribution was paid on December 17, 2002, to shareholders of record on December 16, 2002.

The tax character of distributions paid during the fiscal year ended April 30, 2003 was as follows:

2003

Distributions paid from:
Ordinary income	$9,409,810
Long-term capital gain	2,576,930

$11,986,740

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions were as follows:

	Six months ended	Year ended
	October 31, 2003	April 30, 2003

Shares sold	2,311,596	5,518,541
Shares issued in connections with reinvestment of distributions	—	613,320
Shares reacquired	(3,081,074)	(3,011,215)

Net increase/(decrease) in shares outstanding	(769,478)	3,120,646

6. RELATED PARTY TRANSACTIONS

As of October 31, 2003, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.18% and 1.46%, respectively. Mr. Orkin disclaims beneficial ownership of shares owned by his wife and other immediate family members.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND
ADDITIONAL INFORMATION (unaudited)

Information about the Board of Directors and officers* of the Caldwell & Orkin Market Opportunity Fund as of October 31, 2003 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and officers and is available free of charge, upon request, by calling (800) 237-7073. The address for each of the persons named below is 6200 The Corners Parkway, Suite 150, Norcross, GA 30092.

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (44) Director	Since 1990	Mr. Blumer is the CEO of X-spand International, Inc., the President of IN ZONE Brands International, Inc., and was formerly the CEO of mylawPartner.com and an international corporate lawyer.	One	None

David L. Eager (61) Director	Since 1992	Mr. Eager is a Partner at Eager & Davis LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	None

Randall P. Martin (58) Director	Since 2000	Mr. Martin is an investment consultant.	One	None

Henry H. Porter, Jr. (68) Director	Since 1990	Mr. Porter is a private investor	One	SEI Investments Company

INTERESTED DIRECTOR

Michael B. Orkin (44) (2) Director, CEO, President, Portfolio Manager	Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

OFFICERS WHO ARE NOT DIRECTORS

Robert H. Greenblatt (42) Secretary & Treasurer	Since 2002	Mr. Greenblatt is the President of Caldwell & Orkin, Inc., and was formerly a Principal at Polaris Capital Management, Inc.	N/A	None

*	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs policy-making decisions.

1	Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

2	Mr. Orkin is an interested person of the Fund by reason of his position with the Adviser.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

BOARD OF DIRECTORS	TRANSFER, REDEMPTION &
Michael B. Orkin, Chairman & President	DIVIDEND DISBURSING AGENT
Frederick T. Blumer, Chairman Elect (1/1/04)	Integrated Fund Services, Inc.
David L. Eager	221 East Fourth Street
Randall P. Martin	Suite 300
Henry H. Porter, Jr.	Cincinnati, OH 45202

INVESTMENT ADVISER	INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.	Tait, Weller & Baker
6200 The Corners Parkway	1818 Market Street
Suite 150	Suite 2400
Norcross, GA 30092	Philadelphia, PA 19103-3638

DISTRIBUTOR	LEGAL COUNSEL
IFS Fund Distributors, Inc.	Kilpatrick Stockton LLP
221 East Fourth Street	1100 Peachtree Street
Suite 300	Suite 2800
Cincinnati, OH 45202	Atlanta, GA 30309-4530

CUSTODIAN
Bank One Trust Company, N.A
1111 Polaris Parkway
Suite 2L
Columbus, OH 43240

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after October 31, 2003. The commentary reflects the views of the portfolio manager (or Adviser) through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant.

These financial statements are submitted for the general information of the shareholders of the Caldwell & Orkin Market Opportunity Fund. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Fund Information
The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Caldwell & Orkin Market Opportunity Fund account, please call Shareholder Services at (800) 467-7903.

Fund Listings
The Fund is listed in The Wall Street Journal, Investor’s Business Daily, The New York Times and many local newspapers as C&OMktOpp or CaldOrkMO. The Fund’s Quotation symbol is COAGX. The Fund’s CUSIP number is 128819307.

Caldwell & Orkin Market Opportunity Fund
6200 The Corners Parkway
Suite 150
Norcross, GA 30092
E-mail: COFUNDS@AOL.COM

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Items 4. Principal Accountant Fees and Services.

Not applicable.

Items 5. Audit Committee Listed Registrants.

Not applicable.

Items 6. [Reserved]

Not applicable.

Items 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable.

Items 8. [Reserved]

Not applicable.

Item 9. Controls and Procedures.

      (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the Registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s management, including the President and Treasurer, concluded that the Registrant’s disclosure controls and procedures are effective.

      (b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. Exhibits.

      (a) Not applicable.

      (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALDWELL & ORKIN FUNDS, INC

By:	/s/ Michael B. Orkin

Michael B. Orkin
President

Date:	January 7, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael B. Orkin

Michael B. Orkin President

Date:	January 7, 2004

By:	/s/ Robert H. Greenblatt

Robert H. Greenblatt Treasurer

Date:	January 7, 2004